                                                                    Exhibit 99.1

                         Form 3 Joint Filer Information

Name:                                   Cyrus Capital Partners GP, L.L.C.

Address:                                c/o Cyrus Capital Partners, L.P.
                                        65 East 55th Street, 35th Floor
                                        New York, NY 10022

Date of Event Requiring Statement:      10/17/18

Name:                                   Cyrus Capital Partners, L.P.

Address:                                65 East 55th Street, 35th Floor
                                        New York, NY 10022

Date of Event Requiring Statement:      10/17/18

Name:                                   SBTS, LLC

Address:                                c/o Cyrus Capital Partners, L.P.
                                        65 East 55th Street, 35th Floor
                                        New York, NY 10022

Date of Event Requiring Statement:      10/17/18